UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2019

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to U.S. Accounts Receivable Securitization Program

On April 18, 2019, Huntsman International LLC (“Huntsman International”), a wholly-owned subsidiary of Huntsman Corporation, entered into a Master Amendment No. 7 to the U.S. Receivables Loan Agreement, U.S. Servicing Agreement, U.S. Receivables Purchase Agreement and Transaction Documents, dated as of April 18, 2019 (the “U.S. A/R Program Amendment”), among, inter alia, Huntsman International, Huntsman Receivables Finance II LLC, VANTICO GROUP S.à r.1., as master servicer, PNC Bank, National Association, as administrative agent and collateral agent, and the other financial institutions party thereto.

The U.S. A/R Program Amendment, among other things, extends the scheduled commitment termination date of the loan facility to April  18, 2022 and makes certain other amendments to the existing U.S. accounts receivable securitization program.

The foregoing does not constitute a complete summary of the terms of the U.S. A/R Program Amendment.  The description of the terms of the U.S. A/R Program Amendment is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to European Accounts Receivable Securitization Program

On April 18, 2019, Huntsman International entered into an Amended and Restated European Receivables Loan Agreement, dated as of April 18, 2019 (“EU A/R Program Amendment”), among, inter alia, Huntsman International, Huntsman Receivables Finance LLC, VANTICO GROUP S.à r.1., as master servicer, HSBC Bank plc, as administrative agent and collateral agent, and the other financial institutions party thereto.

The European A/R Program Amendment extends the scheduled commitment termination date of the loan facility to April 18, 2022, replaces Barclays Bank plc with HSBC Bank plc as administrative agent and collateral agent, reduces the aggregate funding commitment under the loan facility to EUR 100,000,000 and makes certain other amendments to the existing European accounts receivable securitization program.

The foregoing does not constitute a complete summary of the terms of the European A/R Program Amendment.  The description of the terms of the European A/R Program Amendment is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are being filed as part of this report:

Exhibit Number	Description
10.1	Master Amendment No. 7 to the U.S. Receivables Loan Agreement, U.S. Servicing Agreement, U.S. Receivables Purchase Agreement and Transaction Documents, dated as of April 18, 2019

10.2	Amended and Restated European Receivables Loan Agreement, dated as of April 18, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

	BY:	/s/ Claire Mei
Claire Mei
Vice President and Treasurer

Date: April 24, 2019

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